UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): September 7, 2017 (September 1, 2017)

GENESIS ENERGY, L.P.

(Exact name of registrant as specified in its charter)

Delaware	1-12295	76-0513049
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

919 Milam, Suite 2100, Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)

(713) 860-2500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240-14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐   Emerging growth company

☐   If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 1.01. Entry into a Material Definitive Agreement.

On September 1, 2017, Genesis Energy, L.P. (“Genesis”) completed the closing of the transactions contemplated by the stock purchase agreement dated August 2, 2017 (the “Acquisition Purchase Agreement”) among Genesis, Tronox US Holdings, Tronox Alkali Corporation (“Alkali”) and, for the purposes set forth therein, Tronox Limited (“Tronox”). At the closing, Genesis purchased Tronox’s trona and trona-based exploring, mining, processing, producing, marketing and selling business through the acquisition of 100% of the equity interests in Alkali, a subsidiary of Tronox, for approximately $1.325 billion in cash. We refer to the acquisition as the “Alkali Business Acquisition”.

As part of the financing for the Alkali Business Acquisition, on September 1, 2017, pursuant to that certain Class A Convertible Preferred Unit Purchase Agreement dated August 2, 2017 (the “Preferred Unit Purchase Agreement”) among Genesis and investment vehicles affiliated with KKR Global Infrastructure Investors II, L.P. and GSO Capital Partners LP (collectively, the “Purchasers”), Genesis sold and the Purchasers purchased in a private placement approximately $750 million of 22,249,494 Class A Convertible Preferred Units (the “Preferred Units”) for a cash purchase price per Preferred Unit equal to $33.71 (the “Preferred Unit Sale”).

Registration Rights Agreement

In connection with the closing of the Alkali Business Acquisition and pursuant to the Preferred Unit Purchase Agreement, on September 1, 2017, Genesis entered into a Registration Rights Agreement (the “Registration Rights Agreement”) with the Purchasers relating to the registered resale of (i) common units representing limited partner interests in Genesis (“Common Units”) issuable upon conversion of the Preferred Units and (ii) the Preferred Units. Pursuant to the Registration Rights Agreement, with respect to Common Units, Genesis has agreed to use its commercially reasonable efforts to (i) prepare and file a registration statement under the Securities Act of 1933, as amended (the “Securities Act”) (the “Common Unit Registration Statement”) and (ii) cause the Common Unit Registration Statement to be declared effective no later than September 1, 2019.

Also, pursuant to the Registration Rights Agreement, under certain limited circumstances, the Purchasers have the option, by providing written notice to Genesis (a “Preferred Unit Registration Statement Notice”), to require Genesis to prepare and file a registration statement under the Securities Act (the “Preferred Unit Registration Statement”) to permit the resale of the Preferred Units. Subject to certain limitations outlined in the Registration Rights Agreement, following receipt of a Preferred Unit Registration Statement Notice, Genesis will use commercially reasonable efforts to (i) prepare and file the Preferred Unit Registration Statement and (ii) cause the Preferred Unit Registration Statement to be declared effective no later than the later of (x) September 1, 2018 and (y) 180 days following Genesis’ receipt of a Preferred Unit Registration Statement Notice.

In certain circumstances, the Purchasers will have piggyback registration rights as described in the Registration Rights Agreement.

The foregoing description of the Registration Rights Agreement does not purport to be complete and is qualified in its entirety by reference to the complete text of the Registration Rights Agreement, a copy of which is filed as Exhibit 4.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Board Observers Agreement

In connection with the closing of the Alkali Business Acquisition and pursuant to the Preferred Unit Purchase Agreement, on September 1, 2017, Genesis and its general partner (the “General Partner”), entered into a Board Observers Agreement with the Purchasers (the “Board Observers Agreement”). Pursuant to the Board Observers Agreement and subject to certain limitations set forth therein, each Purchaser will be permitted to designate an observer to the board of directors of the General Partner for so long as each Purchaser or its affiliates continue to own at least $200.0 million of the Preferred Units.

The foregoing description of the Board Observers Agreement does not purport to be complete and is qualified in its entirety by reference to the complete text of the Board Observers Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 2.01. Completion of Acquisition or Disposition of Assets.

On September 1, 2017, Genesis completed the Alkali Business Acquisition pursuant to the Acquisition Purchase Agreement, a copy of which is incorporated by reference as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated into this Item 2.01 by reference.

The Acquisition Purchase Agreement contains representations, warranties and other provisions that were made only for purposes of the Acquisition Purchase Agreement and as of specific dates and were solely for the benefit of the other parties thereto. The Acquisition Purchase Agreement is a contractual document that establishes and governs the legal relations among the parties thereto and is not intended to be a source of factual, business or operational information about the parties thereto and their respective subsidiaries or the assets acquired. The representations and warranties made by the parties thereto may be (i) qualified by disclosure schedules containing information that modifies, qualifies or creates exceptions to such representations and warranties and (ii) subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Accordingly, investors and security holders should not rely on such representations and warranties as characterizations of the actual state of facts or circumstances.

Item 3.02. Unregistered Sale of Equity Securities.

The disclosure under Item 1.01 of this Current Report on Form 8-K relating to the Preferred Unit Sale is incorporated into this item 3.02 by reference.

Item 3.03. Material Modification to Rights of Security Holders.

The disclosures under Item 1.01 of this Current Report on Form 8-K relating to the Preferred Unit Sale and the Registration Rights Agreement and the disclosure under Item 5.03 of this Current Report on Form 8-K relating to the Partnership Agreement Amendment are incorporated into this Item 3.03 by reference.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

In connection with the closing of the Alkali Business Acquisition and pursuant to the Preferred Unit Purchase Agreement, on September 1, 2017, the General Partner entered into an amendment (the “Partnership Agreement Amendment”) to the Fifth Amended and Restated Agreement of Limited Partnership of Genesis (as so amended, the “Amended Partnership Agreement”) to, among other things, authorize and establish the rights and preferences of the Preferred Units. The Preferred Units are a new class of security that rank senior to all classes or series of limited partner interests of Genesis with respect to distribution and/or liquidation rights. The Preferred Units will vote on an as-converted basis with our Common Units and have certain other class voting rights, including with respect to any amendment to the Amended Partnership Agreement that would be adverse to any of the rights, preferences or privileges, or otherwise modifies the terms, of the Preferred Units.

The foregoing description of the Partnership Agreement Amendment does not purport to be complete and is qualified in its entirety by reference to the complete text of the Partnership Agreement Amendment, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated into this Item 5.03 by reference.

Item 7.01. Regulation FD Disclosure.

On September 1, 2017, Genesis issued a press release announcing the closing of the Alkali Business Acquisition. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired

To the extent required by this Item, financial statements related to the Alkali Business Acquisition will be filed as part of an amendment to this Current Report on Form 8-K not later than 71 calendar days after the date this Current Report is required to be filed.

(b) Pro Forma Financial Information.

To the extent required by this Item, pro forma financial information related to the Alkali Business Acquisition will be filed as part of an amendment to this Current Report on Form 8-K not later than 71 calendar days after the date this Current Report is required to be filed.

(d) Exhibits

The following materials are filed as exhibits to this Current Report on Form 8-K.

Exhibit Number	Description

2.1	Stock Purchase Agreement, dated August 2, 2017, by and among Genesis Energy, L.P., Tronox US Holdings, Tronox Alkali Corporation and, for the purposes set forth therein, Tronox Limited. (incorporated by reference to Exhibit 2.1 to Form 8-K dated August 7, 2017, File No. 001-12295).

3.1	First Amendment to Fifth Amended and Restated Agreement of Limited Partnership of Genesis Energy, L.P., dated September 1, 2017.

4.1	Registration Rights Agreement, dated September 1, 2017, by and among Genesis Energy, L.P., GSO Rodeo Holdings LP and Rodeo Finance Aggregator LLC.

10.1	Board Observer Agreement, dated September 1, 2017, by and among Genesis Energy, L.P., GSO Rodeo Holdings LP and Rodeo Finance Aggregator LLC.

99.1	Press release dated September 1, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENESIS ENERGY, L.P. (a Delaware limited partnership)

	By:	GENESIS ENERGY, LLC, as its sole general partner

Date: September 7, 2017	By:	/s/ Robert V. Deere
Robert V. Deere Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

2.1	Stock Purchase Agreement, dated August 2, 2017, by and among Genesis Energy, L.P., Tronox US Holdings, Tronox Alkali Corporation and, for the purposes set forth therein, Tronox Limited. (incorporated by reference to Exhibit 2.1 to Form 8-K dated August 7, 2017, File No. 001-12295).

3.1	First Amendment to Fifth Amended and Restated Agreement of Limited Partnership of Genesis Energy, L.P., dated September 1, 2017.

4.1	Registration Rights Agreement, dated September 1, 2017, by and among Genesis Energy, L.P., GSO Rodeo Holdings LP and Rodeo Finance Aggregator LLC.

10.1	Board Observer Agreement, dated September 1, 2017, by and among Genesis Energy, L.P., GSO Rodeo Holdings LP and Rodeo Finance Aggregator LLC.

99.1	Press release dated September 1, 2017.